Exhibit 4.4

DELAWARE SEAL JUNE 2010 CORPORATE DATADOG, INC. AUTHORIZED OFFICER TRANSFER AGENT AND REGISTRAR (BROOKLYN, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BY: COUNTERSIGNED AND REGISTERED: CHIEF FINANCIAL OFFICER CHIEF EXECUTIVE OFFICER transferable on the books of the corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: DATADOG, INC. FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK $0.00001 PAR VALUE PER SHARE OF is the record holder of This certifies that SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE DD

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Signature(s) Guaranteed: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF NOTICE: THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. Dated the premises. to transfer the said stock on the books of the within-named Corporation, with full power of substitution in Attorney of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE FOR VALUE RECEIVED, hereby sell, assign and transfer unto Additional abbreviations may also be used though not in the above list. UNIF GIFT MIN ACT — Custodian (Cust) (Minor) (State) under Uniform Gifts to Minors Act TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in commom The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: THE CORPORATION SHALL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION’S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.